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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2000



                             HARCOURT GENERAL, INC.
                             ----------------------
               (Exact Name of registrant specified in its charter)



          Delaware                                1-4925                             04-1619609
          --------                               -------                            ----------
(State or other Jurisdiction             (Commission File Number)                 (I.R.S. Employer
    of Incorporation)                                                             Identification No.)



                               27 Boylston Street
                       Chestnut Hill, Massachusetts 02467
                    (Address of principal executive offices)
                    ----------------------------------------
                         Registrant's telephone number:
                                 (617) 232-8200



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Item 5.      Other Events

       On November 15, 2000, Harcourt General, Inc. (the "Company"), The Thomson Corporation ("Thomson"), and REH Mergersub Inc. ("Purchaser") each filed a Notification and Report Form with respect to the transactions contemplated by the Sale and Purchase Agreement between Thomson and Reed Elsevier Inc. ("Reed Elsevier") (the "Subsequent Transaction") with the Department of Justice's Antitrust Division ("Antitrust Division") and the Federal Trade Commission ("FTC"). As a result, the waiting period applicable to the Subsequent Transaction with Thomson is scheduled to expire at 11:59 p.m., New York City time, on December 15, 2000. However, prior to such time, the Antitrust Division or the FTC may extend such waiting period by requesting additional information or documentary material relevant to the Subsequent Transaction from Thomson or Purchaser. If any such request is made, the waiting period applicable to the Subsequent Transaction will be extended until 11:59 p.m., New York City time, on the 20th day after substantial compliance by Thomson, and/or Purchaser, as the case may be, with such request. Thereafter, such waiting period can be extended only by court order or upon consent of Thomson, the Company and Purchaser.

       On November 17, 2000, the Antitrust Division extended the waiting period applicable to the purchase of Harcourt shares pursuant to the Purchaser's tender offer (made pursuant to a Schedule TO initially filed with the Securities and Exchange Commission on November 8, 2000 and thereafter amended and supplemented) by requesting additional information relevant to the tender offer from Purchaser. Accordingly unless further extended with the consent of Purchaser or by court order, the waiting period applicable to the purchase of Harcourt shares pursuant to Purchaser's tender offer will be extended until 11:59 p.m., New York City time, on the tenth day after substantial compliance by Purchaser with such request.




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HARCOURT GENERAL, INC.
                                     ----------------------
                                     (Registrant)

                                     By:    /s/ Eric P. Geller
                                            -----------------------------
                                     Name:  Eric P. Geller
                                     Title: Senior Vice President, General
                                            Counsel and Secretary


Date:  November 20, 2000

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